UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-51554

Date of Report: October 22, 2007

CHINA YILI PETROLEUM COMPANY

(Exact name of registrant as specified in its charter)

Nevada

20-2934409

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

 c/o American Union Securities, 100 Wall Street, 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

ASAP Show, Inc.

_____________________________________________________________________________________

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Certificate of Incorporation

Effective at close of business on October 22, 2007, ASAP Show, Inc. filed with the Nevada Secretary of State a Certificate of Amendment to its Articles of Incorporation.  The amendments (1) changed the name of the corporation to “China Yili Petroleum Company,” (2) effected a reverse stock split of the corporation’s common stock in the ratio of 1:29, and (3) increased the authorized common stock from 45,000,000 shares to 100,000,000 shares.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment to Articles of Incorporation filed on October 16, 2007, effective October 22, 2007 at 6:00 p.m. Eastern Standard Time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Yili Petroleum Company

Dated:  October 22, 2007

By:/s/ _ Chunshi Li ___________

Chunshi Li

Chief Executive Officer